                    U.S. Securities and Exchange Commission
                             Washington, D.C. 20549


                                    FORM 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


       Date of report (Date of earliest event reported) August 23, 2000.

                          NET MASTER CONSULTANTS, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as specified in its charter)

             Texas                                     76-027334
---------------------------------           ---------------------------------
  (State or other jurisdiction              (IRS Employer Identification No.)
of incorporation or organization)

            1818-1177 West Hastings Street, Vancouver, B.C. V6E 2K3
            -------------------------------------------------------
                    (Address of principal executive offices)

                                  604-602-1717
                          ---------------------------
                          (Issuer's telephone number)


                                      N/A
              ----------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)

Item 5.   Other Events

On March 29, 2000, Net Master Consultants, Inc. (the "Registrant") issued a press release announcing a Letter of Intent with Global Direct on the Internet Sweden AB and Global Direct 2000 Inc., two international e-commerce companies.

The Letter of Intent and its extension expired on June 26, 2000. We were unable to complete due diligence to our satisfaction in this time period and negotiations have terminated.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.

Net Master Consultants, Inc.

(Registrant)  By: /s/ Nora Coccaro
                  -------------------------------
                  Nora Coccaro
                  President and Secretary

Date: August 23, 2000